EXHIBIT 32
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                                CERTIFICATION
                     PURSUANT TO 18 U.S.C. SECTION 1350
                     AS ADOPTED PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002



      The undersigned Chief Executive Officer and Chief Financial Officer of AMLI Residential Properties Trust ("AMLI"), each hereby certifies pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of each of their knowledge:

      (a) AMLI's Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of
            1934; and

      (b) that information contained in AMLI's Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of AMLI.



Date:       March 11, 2005          By:   /s/ Gregory T. Mutz
                                          ------------------------------
                                          Gregory T. Mutz
                                          Chief Executive Officer



Date:       March 11, 2005          By:   /s/ Robert J. Chapman
                                          ------------------------------
                                          Robert J. Chapman
                                          Chief Financial Officer